Events after the reporting date	12 Months Ended
Dec. 31, 2025
Events after the reporting date [Abstract]
Events after the reporting date
Note 17 – Events after the reporting date

In January 2026, for the year 2025, a total of 300,000 shares of restricted stock were awarded to management pursuant to the 2025 Plan, of which 67,500 shares will vest in January 2027, 67,500 shares will vest in January 2028, 48,750 shares will vest prior to December 2028 and 67,500 shares will vest in January 2029. The remaining 48,750 shares will vest subject to certain market conditions prior to December 2028. The above vesting is subject to continued employment or office, as applicable, as of the relevant vesting date. The estimated fair value at grant date was $12.02 for 251,250 shares and $7.85 per share for 48,750 shares. In January 2026, a total of 80,000 shares of restricted stock were awarded to the board of directors pursuant to the 2025 Plan. The estimated fair value at grant date was $12.02 and the shares will vest in June 2027.

On January 2, 2026, the Company took delivery of a VLCC newbuilding from Hanwha Ocean Co., Ltd. The vessel, named DHT Antelope, entered the spot market upon delivery. It is the first in a series of four VLCC newbuildings scheduled for delivery during the first half of 2026.

On March 6, 2026, the Company took delivery of the second VLCC newbuilding from Hanwha Ocean Co., Ltd. The vessel, named DHT Addax, entered the spot market upon delivery. The next newbuilding is expected to be delivered in late March 2026.

In November 2025, the Company agreed to sell DHT Europe and DHT China for a combined price of $101.6 million. DHT Europe was delivered to its new owner on January 30, 2026, and DHT China is expected to be delivered during the first quarter of 2026. The Company expects to record gains of approximately $30.4 million and $29.6 million, respectively, in the first quarter of 2026 in connection with these sales. In connection with the sale of DHT China, the Company repaid the outstanding debt balance of $5.6 million in January 2026.

In January 2026, the Company extended its time charter agreement for DHT Harrier, built 2016, with a global energy company. The extended contract is for five years with two optional extension periods for one year each. The new time charter will commence immediately upon the expiration of the current time charter. The agreed daily rate is $47,500 for the fixed five-year term, $49,000 for the first optional year, and $50,000 for the second optional year.

In January 2026, the Company agreed to sell DHT Bauhinia, built in 2007, for a price of $51.5 million. The vessel is expected to be delivered to the new owner during June/July 2026. The vessel is debt free and the Company expects to record a gain of $34.2 million related to the sale.

In February 2026, the Company entered into a one-year time charter agreement for DHT Opal, built 2012, with a global energy company. The contract commenced in February 2026 and has a daily rate of $90,000 per day.

In February 2026, the Company entered into a one-year time charter agreement for DHT Taiga, built 2012, with a global energy company. The contract commenced in March 2026 and has a daily rate of $94,000 per day.

In February 2026, the Company entered into a one-year time charter agreement for DHT Redwood, built 2011, with a global energy company. The contract is expected to commence in late March 2026 and has a daily rate of $105,000 per day.

On February 3, 2026, the board of directors declared a dividend of $0.41 per common share related to the fourth quarter of 2025. The dividend was payable on February 26, 2026, for shareholders of record as of February 19, 2026. The financial statements were approved by the board of directors on March 11, 2026, and authorized for issue.

Effective as of March 1, 2026, Mr. Erik Bartnes was appointed to serve as a Class II director of the Company.